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                                Class A Shares of

                       AIM LIMITED MATURITY TREASURY FUND

                        Supplement dated October 28, 2002
                    to the Prospectus dated November 28, 2001
        as supplemented December 10, 2001, March 5, 2002 and July 1, 2002


The fund will discontinue public sales of its Class A shares to new investors at the close of business on October 30, 2002.

Existing shareholders of the fund may continue to invest in Class A shares of the fund if they were invested in the Class A shares of the fund at the close of business on October 30, 2002 and remain invested in Class A shares of the fund after that date.

Beginning on October 31, 2002, shareholders who have a Class A share account with the fund with a balance of $1,000,000 or more consisting of purchases made on or after October 31, 2002 will no longer be subject to a 0.25% contingent deferred sales charge upon redemption if they redeem those shares within 12 months from the date of purchase. Class A share purchases made between November 15, 2001 and October 30, 2002 and subject to contingent deferred sales charge, will remain subject to a 0.25% contingent deferred sales charge upon redemption if such shares are redeemed within 12 months from the date of purchase.